Provisions	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Provisions

27. PROVISIONS

	Group
	Conduct remediation
	PPI £m	Wealth and Investment £m	Other products £m	Regulatory- related £m	Vacant property £m	Other £m	Total £m
At 1 January 2017	457	22	14	96	47	64	700
Additional provisions	109	–	35	93	4	144	385
Utilisation	(210)	(29)	(5)	(132)	(12)	(149)	(537)
Transfers	–	10	–	–	–	–	10
At 31 December 2017	356	3	44	57	39	59	558
To be settled:
– Within 12 months	167	3	35	57	23	59	344
– In more than 12 months	189	–	9	–	16	–	214
	356	3	44	57	39	59	558

At 1 January 2016	465	146	26	93	68	72	870
Additional provisions	144	–	2	141	(6)	116	397
Utilisation	(152)	(124)	(14)	(138)	(15)	(124)	(567)
At 31 December 2016	457	22	14	96	47	64	700
To be settled:
– Within 12 months	294	22	4	96	25	59	500
– In more than 12 months	163	–	10	–	22	5	200
	457	22	14	96	47	64	700

a) Conduct remediation

The amounts in respect of conduct remediation comprise the estimated cost of making redress payments, including related costs, with respect to the past sales or administration of products. The provision for conduct remediation represents management’s best estimate of the anticipated costs of related customer contact and/or redress, including related costs.

(i) Payment Protection Insurance (PPI)

In August 2010, the FSA (now the FCA) published a policy statement entitled ‘The assessment and redress of Payment Protection Insurance complaints’ (the Policy Statement). The Policy Statement contained rules which altered the basis on which regulated firms must consider and deal with complaints in relation to the sale of PPI and potentially increased the amount of compensation payable to customers whose complaints are upheld.

In November 2015, the FCA issued a Consultation Paper 15/39 (Rules and guidance on payment protection insurance complaints) which introduced the concept of unfair commission in relation to Plevin for customer redress plus a deadline by which customers would need to make their PPI complaints. On 2 August 2016, the FCA issued Consultation Paper 16/20 (Rules and Guidance on payment protection insurance complaints: Feedback on CP 15/39 and further consultation). The paper outlined the FCA’s proposed approach to PPI in light of the 2014 decision of the Supreme Court in Plevin v Paragon Personal Finance Ltd (Plevin) and also recommended a two-year deadline period starting in June 2017, which was later than proposed in CP 15/39. The paper also included proposals in relation to how redress for Plevin-related claims should be calculated including consideration of how profit share arrangements should be reflected in commission levels. The final rules released on 2 March 2017 in Policy Statement 17/3 (Payment Protection Insurance Complaints: Feedback on CP16/20 and final rules and guidance) confirmed that the two-year deadline period would start in August 2017. There was also a requirement to proactively mail previously rejected complainants in scope of s140A of the Consumer Credit Act to explain they are eligible to complain again in light of Plevin. Lastly there are some clarifications to the profit share percentage calculations. These changes may impact on the future amounts expected to be paid.

A provision for conduct remediation has been recognised in respect of the mis-selling of PPI policies. The provision is calculated based on a number of key assumptions which involve significant management judgement. These are:

–	Claim volumes – the estimated number of customer complaints received
–	Uphold rate – the estimated percentage of complaints that are, or will be, upheld in favour of the customer
–	Average cost of redress – the estimated payment to customers, including compensation for any direct loss plus interest.

The assumptions have been based on the following:

–	Analysis completed of the causes of complaints, uphold rates, industry factors, FCA activity/guidance and how these are likely to vary in the future;
–	Actual claims activity registered to date
–	The level of redress paid to customers, together with a forecast of how this is likely to change over time
–	The impact on complaints levels of proactive customer contact
–	The effect media coverage and time bar are expected to have on the complaints inflows
–	Commission and profit share earned from Insurance providers over the lifetime of the products
–	In relation to a specific PPI portfolio of complaints, an analysis of the relevant facts and circumstances including legal and regulatory responsibilities.

The key assumptions are kept under review, and are regularly reassessed and validated against actual customer data. The provision represents management’s best estimate of Santander UK’s future liability in respect of mis-selling of PPI policies.

The most critical factor in determining the level of provision is the volume of claims. The uphold rate is informed by historical experience and the average cost of redress can be predicted reasonably accurately given that management is dealing with a high volume and reasonably homogeneous population. In setting the provision, management estimated the total claims that were likely to be received until August 2019.

The table below sets out the key drivers of the provision balance and forecast assumptions used in calculating the provision, as well as the sensitivity of the provision to changes in the assumptions. It reflects a blended view across all our retail products and portfolios and includes redress for Plevin-related claims.

A provision for conduct remediation has been recognised in respect of the mis-selling of PPI policies. The provision is calculated based on a number of key assumptions which involve significant management judgement. These are:

–	Claim volumes – the estimated number of customer complaints received
–	Uphold rate – the estimated percentage of complaints that are, or will be, upheld in favour of the customer
–	Average cost of redress – the estimated payment to customers, including compensation for any direct loss plus interest.

The assumptions have been based on the following:

–	Analysis completed of the causes of complaints, uphold rates, industry factors, FCA activity/guidance and how these are likely to vary in the future;
–	Actual claims activity registered to date
–	The level of redress paid to customers, together with a forecast of how this is likely to change over time
–	The impact on complaints levels of proactive customer contact
–	The effect media coverage and time bar are expected to have on the complaints inflows
–	Commission and profit share earned from Insurance providers over the lifetime of the products
–	In relation to a specific PPI portfolio of complaints, an analysis of the relevant facts and circumstances including legal and regulatory responsibilities.

The key assumptions are kept under review, and are regularly reassessed and validated against actual customer data. The provision represents management’s best estimate of Santander UK’s future liability in respect of mis-selling of PPI policies.

The most critical factor in determining the level of provision is the volume of claims. The uphold rate is informed by historical experience and the average cost of redress can be predicted reasonably accurately given that management is dealing with a high volume and reasonably homogeneous population. In setting the provision, management estimated the total claims that were likely to be received until August 2019.

The table below sets out the key drivers of the provision balance and forecast assumptions used in calculating the provision, as well as the sensitivity of the provision to changes in the assumptions. It reflects a blended view across all our retail products and portfolios and includes redress for Plevin-related claims.

	Cumulative to 31 December 2017	Future expected (unaudited)	Sensitivity analysis Increase/decrease in provision
Inbound complaints(1) (‘000)	1,623	660	25 = £9m
Outbound contact (‘000)	487	127	25 = £5m
Response rate to outbound contact	54%	100%	1% = £0.3m
Average uphold rate per claim(2)	47%	68%	1% = £2.6m
Average redress per claim(3)	£1,378	£564	£100 = £50m

(1)	Includes all claims received regardless of whether we expect to make a payment; i.e. regardless of the likelihood of the Santander UK group incurring a liability. Excludes claims where the complainant has not held a PPI policy.
(2)	Claims include inbound and responses to outbound contact.
(3)	The average redress per claim reduced from the cumulative average value at 31 December 2017 of £1,378m to a future average value of £564 due to the inclusion of Plevin cases in the provision, as well as a shift in the complaint mix to a greater proportion of storecards, which typically held lower average balances.

2017 compared to 2016

The remaining provision for PPI redress and related costs amounted to £356m. The total charge for the year was £109m (2016: £144m) and was driven by an increase in estimated future claims driven by the start of the FCA advertising campaign for PPI, offset by an expected decline relating to a specific PPI portfolio review. We continue to monitor our provision levels in respect of recent claims experience. In 2016, a provision of £114m was made when we applied the principles published in the August 2016 FCA papers, and a further £32m was made in relation to a past business review.

Monthly utilisation increased from the 2016 average following the confirmation of a deadline for customer complaints, broadly in line with our assumptions. We continue to monitor our provision levels in respect of recent claims experience.

2016 compared to 2015

We made an additional £144m provision charge in the year, which included our best estimate of Plevin related claim costs and a £30m charge for a portfolio under a past business review. With the FCA consultation that was expected to close in the first quarter of 2017, we assessed the adequacy of our provision and applied the principles published in the August 2016 FCA consultation paper to our current assumptions. We continued to review our provision levels in respect of recent claims experience and noted that once the final FCA guidance was published it was possible further PPI-related provision adjustments would be required in future years.

Monthly utilisation during the year, excluding the impact of past business review activity, was slightly higher than the 2015 average and in line with our assumptions.

(ii) Wealth and investment

During 2012, the FCA (then known as the FSA) undertook an industry-wide thematic review of the sale of investment products, and subsequently sales of premium investment funds. The FCA’s review included Santander UK, and identified shortcomings in the collection of customer information and risk profile alignment and concerns about product suitability, fees and charges. As a result, Santander UK initiated customer contact exercises to provide appropriate redress to customers who had suffered detriment.

A provision has been recognised in respect of the above sales for redress payments and related costs. The provision is calculated based on a number of factors and assumptions including:

–	Customer communications – the results of contact with affected customers
–	Acceptance of offers made – acceptances by affected customers and additional losses claimed from some customers
–	Average redress paid – the estimated payment to customers, including compensation for any direct loss plus interest.

At 31 December 2017, the provision was £3m (2016: £22m), reflecting the remediation exercise being close to completion.

(iii) Other products

A provision for conduct remediation has also been recognised in respect of sales of other products. The provision represents management’s best estimate of the anticipated costs of related customer contact and/or redress, including related costs. A number of uncertainties remain as to the eventual costs with respect to conduct remediation in respect of these products given the inherent difficulties in determining the number of customers involved and the amount of any redress to be provided to them.

Provisions for other liabilities and charges of £35m in the second quarter of 2017 relate to the sale of interest rate derivatives, following an ongoing review regarding regulatory classification of certain customers potentially eligible for redress.

b) Regulatory-related

(i) Financial Services Compensation Scheme (FSCS)

The FSCS is the UK’s independent statutory compensation fund for customers of authorised financial services firms and pays compensation if a firm is unable to pay claims against it. The FSCS is funded by levies on the industry (and recoveries and borrowings where appropriate). The levies raised comprise both management expenses levies and, where necessary, compensation levies on authorised firms.

Each deposit-taking institution contributes towards the management expenses levies in proportion to their share of total protected deposits on 31 December of the year preceding the scheme year, which runs from 1 April to 31 March. In determining an appropriate accrual in respect of the management expenses levy, certain assumptions have been made, based on information received from the FSCS, and the Santander UK group’s historic share of industry protected deposits.

Following the default of a number of deposit takers since 2008, the FSCS borrowed funds from HM Treasury to meet the compensation costs for customers of those firms. The interest on the borrowings with HM Treasury is now assessed at the higher of 12 month LIBOR plus 111 basis points and the relevant rate published by the Debt Management Office.

Whilst it is expected that the substantial majority of the principal will be repaid from funds the FSCS receives from asset sales, surplus cash flow or other recoveries in relation to the assets of the firms that defaulted, to the extent that there remains a shortfall, the FSCS can recover any shortfall of the principal by levying the deposit-taking sector in instalments. The Santander UK group made capital contributions in August 2013, August 2014 and August 2015.

The FSCS and HM Treasury have agreed that the terms of the repayment of the borrowings will be reviewed every three years in light of market conditions and of the actual repayment from the estates of failed banks. The ultimate amount of any compensation levies to be charged in future years also depends on a number of factors including the level of protected deposits and the population of deposit-taking participants and will be determined at a later date.

Dunfermline Building Society was the first deposit taker to be resolved under the Special Resolution Regime which came into force under the Banking Act 2009. Recoveries were paid to HM Treasury and the FSCS has an obligation to contribute to the costs of the resolution, subject to a statutory cap. The Santander UK group’s contributions in 2015 included payments for this resolution.

On 31 March 2017 UK Asset Resolution announced the sale by Bradford & Bingley of certain mortgage assets. On 25 April 2017, as a result of that transaction, the amount that FSCS owes to HM Treasury reduced to £4.7bn, from the previous £15.7bn. The interest payable on the loan, and the Santander UK group’s share of that interest, fell accordingly. The Santander UK group purchased £1.5bn of the securities issued by UK Asset Resolution.

For the year ended 31 December 2017, the Santander UK group charged £1m (2016: £34m, 2015: £76m) to the income statement in respect of the costs of the FSCS. The charge includes the effect of adjustments to provisions made in prior years as a result of more accurate information now being available, and is net of a refund of £12m in respect of recoveries made by the FSCS from Icelandic banks.

(ii) UK Bank Levy

The Finance Act 2011 introduced an annual bank levy in the UK. The UK Bank Levy is based on the total chargeable equity and liabilities as reported in the balance sheet of a Relevant Group at the end of a chargeable period. The Relevant Group for this purpose is a Foreign Banking Group whose ultimate parent is Banco Santander SA. The UK Bank Levy is calculated principally on the consolidated balance sheet of the UK sub-group parented by Santander UK Group Holdings plc. In determining the chargeable equity and liabilities the following amounts are excluded: adjusted Tier 1 capital; certain ‘protected deposits’ (for example those protected under the FSCS); liabilities that arise from certain insurance business within banking groups; liabilities in respect of currency notes in circulation; FSCS liabilities; liabilities representing segregated client money; and deferred tax liabilities, current tax liabilities, liabilities in respect of the UK Bank Levy, revaluation of property liabilities, liabilities representing the revaluation of business premises and defined benefit retirement liabilities.

It is also permitted in specified circumstances to reduce certain liabilities: by netting them against certain assets; offsetting assets on the relevant balance sheets that would qualify as high quality liquid assets (in accordance with the PRA definition); and repo liabilities secured against sovereign and supranational debt.

In addition to changes in UK corporation tax rates, Finance (No.2) Act 2015 reduced the UK Bank Levy rate from 0.21% via subsequent annual reductions to 0.10% from 1 January 2021. As a result, a rate of 0.17% applies for 2017 (2016: 0.18%). Certain liabilities are subject to only a half rate, namely any deposits not otherwise excluded, (except for those from financial institutions and financial traders) and liabilities with a maturity greater than one year at the balance sheet date. The UK Bank Levy is not charged on the first £20bn of chargeable equity and liabilities.

The cost of the UK Bank Levy for 2017 was £92m (2016: £107m, 2015: £101m). The Santander UK group paid £109m in 2017 (2016: £101m) and provided for a liability of £44m at 31 December 2017 (2016: £60m).

c) Vacant property

Vacant property provisions are made by reference to an estimate of any expected sub-let income, compared to the head rent, and the possibility of disposing of Santander UK’s interest in the lease, taking into account conditions in the property market. These provisions are reassessed on a semi-annual basis and will normally run off over the period of the leases concerned, where a property is disposed of earlier than anticipated any remaining balance in the provision relating to that property is released.

d) Other

Other provisions principally comprise amounts in respect of operational loss and operational risk provisions, restructuring charges and litigation and related expenses.